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                                                                   EXHIBIT 10.21

                           AMENDMENT NUMBER 1 TO THE
                               ONEMAIN.COM, INC.
                     1999 STOCK OPTION AND INCENTIVE PLAN


     WHEREAS, OneMain.com, Inc. (the "Corporation") maintains the OneMain.com, Inc. 1999 Employee Stock Option and Incentive Plan (the "Plan");

     WHEREAS, the Corporation desires to amend the Plan to prohibit the granting of awards under the Plan to non-employees who reside in Florida, Virginia, or Missouri so as to satisfy certain Blue Sky laws;

     NOW, THEREFORE, the Plan is hereby amended as follows:

I. Section 6.1 is amended by the addition of the following sentence at the end of the paragraph, effective as of March 24, 1999:

          Notwithstanding the foregoing, a resident of Florida, Virginia, or Missouri who is not an employee of the Company or of any wholly-owned subsidiary of the Company shall not be eligible to receive an Award under the Plan.

                               *    *    *     *

     In all respects not amended, the Plan is confirmed and ratified.



     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed and delivered by its duly authorized officer on this 24th day of March, 1999.

                                        ONEMAIN.COM, INC.

                                        By: /s/ Stephen E. Smith
                                           _____________________________
                                        Name:   Stephen E. Smith
                                        Title:  Chairman, President and CEO